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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: October 5, 1998
                      (Date of earliest event reported)

                            METAL MANAGEMENT, INC.
            (Exact name of registrant as specified in the charter)

      Delaware
  (State or other                                               94-2835068
   jurisdiction                    0-14836                     (IRS Employer
 of incorporation)           (Commission File No.)          Identification No.)


                     500 North Dearborn Street, Suite 405
                           Chicago, Illinois 60610
                   (Address of Principal Executive Offices)

                                (312) 645-0700
             (Registrant's telephone number including area code)

                                     N/A
        (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

        On May 28, 1998, Metal Management, Inc., a Delaware corporation (the "Company"), through a wholly owned subsidiary of the Company, merged with R&P Holdings, Inc., a Delaware corporation ("R&P"), in a transaction accounted for as a pooling of interests (the "Merger"). The accompanying consolidated financial statements and Management Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended March 31, 1998 give retroactive effect to the Merger.

     As a result of recent adverse market conditions in the steel and metals sectors and the effect of such conditions on the Company's results of operations, effective as of September 30, 1998, the Company and its bank group amended the Company's $250 million Senior Credit Facility to, among other things, modify the Company's minimum interest coverage test. Pursuant to the amendment, the Company's interest coverage ratio tests (i) for the quarters ending September 30, 1998 and December 31, 1998 were replaced with tests of minimum aggregate six- and nine-month EBITDA amounts, respectively and (ii) for the quarters ending March 31, 1999 and June 30, 1999 were amended to apply to only the respective six- and nine-month periods then ended. While the Company expects to be able to comply with the interest coverage tests, as amended, the ability of the Company to comply with such tests will be affected by general economic conditions and conditions in the steel and metals sectors and the other factors discussed under the heading "Investment Considerations" in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit  10.1  Amendment No.3A to Credit Agreement
        Exhibit  23.1  Consent of Independent Accountants
        Exhibit  99.1  Financial Statements
                  (a) Report of Independent Accountants (dated May 28, 1998, from Price Waterhouse LLP to the Board of Directors and Stockholders of the Company)
                  (b)  Consolidated Statements of Operations
                  (c)  Consolidated Balance Sheets
                  (d)  Consolidated Statements of Cash Flows
                  (e)  Consolidated Statements of Stockholders' Equity
                  (f)  Notes to Consolidated Financial Statements
        Exhibit 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended March 31, 1998.













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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  METAL MANAGEMENT, INC.


                                  By: /s/ Robert C. Larry
                                      -----------------------------------------
                                          Robert C. Larry
                                          Vice President of Finance, Assistant
                                          Secretary, Treasurer and Chief
                                          Financial Officer



Date: October 5, 1998








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                              INDEX TO EXHIBITS


EXHIBIT                                                              SEQUENTIAL
  NO.                        DOCUMENT DESCRIPTION                     PAGE NO.
-------                      --------------------                     --------
 10.1     Amendment No. 3A to Credit Agreement
 23.1     Consent of Independent Accountants
 99.1     Financial Statements
             (a)  Report of Independent Accountants (dated
                  May 28, 1998, from Price Waterhouse LLP to
                  the Board of Directors and Stockholders of
                  the Company)                                            F-1
             (b)  Consolidated Statements of Operations                   F-2
             (c)  Consolidated Balance Sheets                             F-3
             (d)  Consolidated Statements of Cash Flows                   F-4
             (e)  Consolidated Statements of Stockholders' Equity         F-5
             (f)  Notes to Consolidated Financial Statements              F-6
 99.2     Management's Discussion and Analysis of Financial
          Condition and Results of Operations for the fiscal year
          ended March 31, 1998.

